UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 7, 2015

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 7, 2015, Meta Financial Group, Inc., a Delaware corporation (the “Company”), entered into separate securities purchase agreements (the “Purchase Agreements”) with Fort George Investments, LLC, Nantahala Capital Partners SI, LP, Blackwell Partners LLC Series A, Nantahala Capital Partners II Limited Partnership, Silver Creek CS SAV, L.L.C. and Nantahala Capital Partners Limited Partnership (collectively, the “Buyers”).  All of the Buyers are accredited investors and existing stockholders of the Company.  Pursuant to the Purchase Agreements, the Company agreed to sell to the Buyers an aggregate of approximately 71,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for aggregate consideration of approximately $3.1 million.  The Company has agreed to sell the shares of Common Stock pursuant to the Purchase Agreements at a price per share equal to the closing price of the Common Stock on July 6, 2015, the most recent closing price at the time the Company and the Buyers entered into the Purchase Agreements.  The Company intends to use the net proceeds from these proposed stock issuances to finance a future acquisition and for general corporate purposes.  The Company previously announced, on June 30, 2015, its entry into separate purchase agreements with institutional accredited investors, pursuant to which the Company has agreed to sell to such investors an aggregate of 535,000 shares of Common Stock for aggregate consideration of approximately $23 million (the “June 2015 Private Placements), which shares and consideration are in addition to the shares to be issued, and the consideration to be paid therefor, pursuant to the Purchase Agreements.

The respective Purchase Agreements entered into by the Company and the various Buyers contain customary representations, warranties and covenants of the Company and the applicable Buyers, including, among others, indemnification obligations of the Company for the benefit of such Buyers.  Consistent with the June 2015 Private Placements, the closings of the proposed private placement transactions contemplated by the Purchase Agreements are subject to the concurrent consummation of an acquisition prior to September 30, 2015 that satisfies specified minimum criteria, as well as customary conditions, including the non-occurrence of a material adverse effect as to the Company.  Each of the Purchase Agreements may be terminated by either the Company, on the one hand, or the applicable Buyer or Buyers parties thereto, on the other hand, under certain circumstances if the closing has not occurred by September 30, 2015.  The aggregate shares of Common Stock that the Buyers have agreed to purchase under the Purchase Agreements, together with the shares of Common Stock proposed to be issued pursuant to the June 2015 Private Placements, represent approximately 9% of the issued and outstanding shares of Common Stock as of the date hereof.

Pursuant to the Purchase Agreements, the Company and the Buyers have agreed to enter into separate registration rights agreements (each, a “Registration Rights Agreement”) at the closing of the proposed private placement transactions contemplated by the Purchase Agreements.  Pursuant to the Registration Rights Agreements, the Company will agree to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of shares of Common Stock purchased by the Buyers at the closing of the proposed private placement transactions within 30 days after such closing, subject to limited specified exceptions, and to use commercially reasonable efforts to cause such registration statement to be declared effective within 120 days of such closing.  In the event the Company fails to satisfy specified obligations, including with respect to the filing and the effectiveness of the registration statement and other specified circumstances, the Company will be obligated to pay to each Buyer specified liquidated damages until the earlier of the date on which the applicable event is cured or such Buyer no longer owns shares covered by the registration statement.  The form of each Registration Rights Agreement is attached as Exhibit A to the applicable Purchase Agreement and is consistent with the form of registration rights agreement proposed to be entered into by the Company in connection with the June 2015 Private Placements.

The offering and sale of the shares of Common Stock described herein are being undertaken by the Company without registration, in private placements, in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D as promulgated by the SEC under the 1933 Act.

The Company is relying on such exemptions based in part on representations made by the respective Buyers, including representations with respect to such Buyer’s status as an accredited investor and investment intent with respect to the shares to be sold pursuant to the Purchase Agreements.

The foregoing descriptions of the Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the full agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and are incorporated herein by reference.

ADDITIONAL INFORMATION

Securities to be issued upon the closings of the proposed private placement transactions described herein and the June 2015 Private Placements have not been registered under the 1933 Act or applicable state securities laws, and unless so registered, any such securities sold may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the 1933 Act and applicable state securities laws.  The Company has agreed to file a registration statement with the SEC covering the resale of the shares sold in the private placements and the June 2015 Private Placements following the closings of the private placement transactions.

This report does not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Cautions About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements about the terms, timing, completion and effects of the proposed private placement transactions and the June 2015 Private Placements . However, the Company may not be able to complete the proposed private placement transactions or the June 2015 Private Placements on the terms described herein or other acceptable terms or at all because of a number of factors, including the failure to satisfy closing conditions in the Purchase Agreements.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Fort George Investments, LLC, dated as of July 7, 2015

10.2	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners SI, LP, dated as of July 7, 2015

10.3	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Blackwell Partners LLC Series A, dated as of July 7, 2015

10.4	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners II Limited Partnership, dated as of July 7, 2015

10.5	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Silver Creek CS SAV, L.L.C., dated as of July 7, 2015

10.6	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners Limited Partnership, dated as of July 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

Date: July 13, 2015

EXHIBIT LIST

Exhibit No.	Description

10.1	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Fort George Investments, LLC, dated as of July 7, 2015

10.2	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners SI, LP, dated as of July 7, 2015

10.3	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Blackwell Partners LLC Series A, dated as of July 7, 2015

10.4	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners II Limited Partnership, dated as of July 7, 2015

10.5	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Silver Creek CS SAV, L.L.C., dated as of July 7, 2015

10.6	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners Limited Partnership, dated as of July 7, 2015